UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

HUBBELL INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HUBBELL INCORPORATED 40 WATERVIEW DRIVE SHELTON, CT 06484 ATTN: CORPORATE SECRETARY	Your Vote Counts! HUBBELL INCORPORATED 2026 Annual Meeting Vote by May 4, 2026 11:59 PM ET

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You invested in HUBBELL INCORPORATED and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 5, 2026.

Get informed before you vote
View the Combined Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 21, 2026. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 5, 2026 9:00 AM ET
Location: Hubbell Incorporated 40 Waterview Drive Shelton, CT 06484

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Edward H. Baine	For
1b.	Gerben W. Bakker	For
1c.	Carlos M. Cardoso	For
1d.	Debra L. Dial	For
1e.	Anthony J. Guzzi	For
1f.	Rhett A. Hernandez	For
1g.	Neal J. Keating	For
1h.	Bonnie C. Lind	For
1i.	John F. Malloy	For
1j.	Jennifer M. Pollino	For
1k.	Garrick J. Rochow	For
2.	To approve, by advisory vote, the compensation of our Named Executive Officers as presented in the 2026 Proxy Statement.	For
3.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year 2026.	For
NOTE: Voting items may also include such other business as may properly come before the meeting or any postponement, continuation or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings.”

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